UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 13, 2015

(Date of earliest event reported)

Corning Natural Gas Holding Corporation

(Exact name of registrant as specified in its charter)

New York	000-00643	46-3235589
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 West William Street, Corning, New York	14830
(Address of principal executive offices)	(Zip Code)

(607) 936-3755

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 18, 2015, Corning Natural Gas Holding Corporation (the “Company”) issued a press release announcing that on February 13, 2015 Leatherstocking Gas Company, LLC (“Leatherstocking Gas”), a 50% owned subsidiary of the Company, purchased a 1.5 mile, high pressure pipeline in Wyalusing, Pennsylvania, which currently serves a large meat packing plant. Leatherstocking Gas also entered into a five-year contract to serve this plant.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press Release, dated February 18, 2015, “Corning Natural Gas Subsidiary Announces Acquisition of Pipeline in PA”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corning Natural Gas Holding Corporation

Dated: February 19, 2015

By: /s/ Michael I. German

 Michael I. German

President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Name	Location
99.1	Press Release, dated February 18, 2015, “Corning Natural Gas Subsidiary Announces Acquisition of Pipeline in PA”	Furnished herewith